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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                           ------------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              1-800 CONTACTS, INC.
--------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                                        87-0571643
 ------------------------                  -----------------------------------
 (State of Incorporation)                  (I.R.S. Employer Identification no.)


  13751 SOUTH WADSWORTH PARK DRIVE,
         SUITE D140
       DRAPER, UTAH                                     84020
  ------------------------------------------   --------------------------
    (Address of Principal Executive Offices)          (Zip Code)


If this form relates to the registration of a                                     If this form relates to the registration of a
class of securities pursuant to Section 12(b)                                     class of securities pursuant to Section 12 (g)
of the Exchange Act and is effective pursuant to                                  of the Exchange Act and is effective pursuant to
General Instruction A.(c), please check the                                       General Instruction A.(d), please check the
following box. / /                                                                following box. /X/


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
   333-41055
---------------
(If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


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
                                    TITLE OF EACH CLASS                               NAME OF EACH EXCHANGE ON WHICH
                                    TO BE SO REGISTERED                               EACH CLASS IS TO BE REGISTERED
                                    -------------------                               ------------------------------
                                       NOT APPLICABLE                                         NOT APPLICABLE





SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
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                                (Title of Class)



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                                (Title of Class)





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ITEM 1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                 The Description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), as included under the caption "Description of Capital Stock" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the "Commission") on November 26, 1997, Registration Number 333-41055, including exhibits, and as may be subsequently amended from time to time (the "Registration Statement"), is hereby incorporated by reference. Capitalized terms used herein and not otherwise defined having the meanings assigned to them in the Registration Statement.

ITEM 2.          EXHIBITS.


                 Number                                         Description
                 ------                                         -----------

                   1. Specimen Certificate for the Common Stock (incorporated herein by reference to
                                Exhibit 4.1 to the Registration Statement).

                   2. Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1(i) to the Registration Statement).

                   3. By-Laws of the Registrant (incorporated herein by reference to Exhibit 3.1(ii) to the Registration Statement).





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                                  SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                1-800 CONTACTS, INC.
                                                --------------------------------
                                                      (Registrant)


Date:  January 16, 1998                         By:/s/ Jonathan C. Coon
                                                   -----------------------------
                                                       Jonathan C. Coon
                                                       President





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